SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 30, 2001

CULLEN/FROST BANKERS, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-7275 (Commission File Number)	74-1751768 (IRS Employer Identification No.)

100 West Houston Street, San Antonio, Texas (Address of principal executive offices)	78205 (Zip Code)

Registrant's telephone number, including area code:   (201) 220-4011

Item 9.	Regulation FD Disclosure The following exhibit is filed herewith:

Exhibit	Description

99.1	Press Release, dated August 1, 2001, with respect to the pricing of the offering of $150,000,000 of subordinated notes by the Registrant’s subsidiary, The Frost National Bank.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS
By:	/s/ Phillip D. Green

	Name: Title:	Phillip D. Green Group Executive Vice President and Chief Financial Officer

Date: August 1, 2001